               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                       ------------------


                           FORM 8-K/A
                         Amendment No. 1

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                          June 30, 1997


                HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


MARYLAND                      1-13136                   16-1455126
(State or other           (Commission file        (I.R.S. Employer
jurisdiction of               number)        Identification Number)
incorporation or
organization)


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-
4900





                         Not applicable
  (Former name or former address, if changed since last report)


                              Consecutive No. Page  1  of 18
                              Exhibit Index at Page 18

                HOME PROPERTIES OF NEW YORK, INC.

                       AMENDMENT NO. 1 TO
                         CURRENT REPORT
                          ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on October 30, 1997, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial Statements for 1600 East Avenue Apartments and the
Palumbo Properties, purchased on September 18, 1997 and October
16, 1997, respectively, are presented in Item 7.

Item 7.   Financial Statements and Exhibits.

          a.   Financial Statements of the business acquired:

                         Audited statement of revenues and
               certain expenses of 1600 East Avenue Apartments for the three years ended December 31, 1996.

                         Audited statement of revenues and
               certain expenses of the Palumbo Properties for the year ended December 31, 1996.

                    b.   Pro Forma Financial Information:

                         Pro forma condensed consolidated balance
               sheet of the Company as of September 30, 1997 and related notes (unaudited).

                         Pro forma consolidated statement of
               operations of the Company for the nine months ended September 30, 1997 and for the year ended
               December 31, 1996 (unaudited).

                         Notes to the pro forma consolidated
               statement of operations of the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996 (unaudited).

          c.   Exhibit 23.0 - Consent of Coopers & Lybrand L.L.P.

                   1600 East Avenue Apartments

                              -----

           Statement of Revenues and Certain Expenses

                December 31, 1996, 1995 and 1994

Report of Independent Accountants





To the Board of Directors and Stockholders of Home Properties of
New York, Inc.



We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of 1600 East Avenue Apartments for the years ended December 31, 1996, 1995 and 1994. The statement of revenues and certain expenses is the responsibility of 1600 East Avenue Apartments' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of 1600 East Avenue Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of 1600 East Avenue Apartments for the year ended December 31, 1996, 1995 and 1994, in conformity with generally accepted accounting principles.


                    /s/ Coopers & Lybrand L.L.P.
                    ----------------------------
                    COOPERS & LYBRAND L.L.P.



Rochester, New York

December 18, 1997


1600 East Avenue Apartments
Statement of Revenues and Certain Expenses
(In Thousands)



                           Period Ended       Year Ended       Year Ended      Year Ended
                          September 18,     December 31,     December 31,    December 31,
                                   1997             1996             1995            1994
                            (Unaudited)

Revenues:
  Rental income                  $1,404           $1,894           $1,770          $1,683
  Other income                       33               26               38              47
                                 ------           ------           ------          ------

                                  1,437            1,920            1,808           1,730
                                 ------           ------           ------          ------

Certain expenses:
  Property operating
     and maintenance                511              696              688             658
  Real estate taxes                 165              236              231             230
                                 ------           ------           ------          ------

                                    676              932              919             888
                                 ------           ------           ------          ------
Revenues in excess of
  certain expenses                 $761             $988             $889            $842
                                 ======           ======           ======          ======


The accompanying note is an integral part of the financial statement.

1.   Basis of Presentation and Summary of Significant Accounting
     Policies

Business

The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of 1600 East Avenue Apartments, a residential property owned by parties not related to Home Properties of New York, Inc. (the "Company"). However, the operations of the property were leased to affiliates of the Company and the Company managed the property for the affiliates. Management fees paid to the Company were approximately $75,000, $95,000 and $38,000, respectively for the years ended December 31, 1996, 1995, and 1994, respectively.

The Company, through its subsidiary Home Properties of New York,
L.P., acquired 100% of the real estate of 1600 East Avenue
Apartments, a 164 unit apartment community located in Rochester, New York, on May 28, 1997.

Basis of Presentation

The accompanying financial statement is not representative of the actual operations of 1600 East Avenue Apartments for the periods shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of 1600 East Avenue Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of 1600 East Avenue Apartments. The Company is not aware of any material factors relating to 1600 East Avenue Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement

The accompanying interim unaudited statement of revenues and certain expenses for the period ended September 18, 1997 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       Palumbo Properties

                           -----------
           Statement of Revenues and Certain Expenses

                        December 31, 1996

Report of Independent Accountants



To the Board of Directors and Stockholders of

Home Properties of New York, Inc.



We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Palumbo Properties for the year ended December 31, 1996. The statement of revenues and certain expenses is the responsibility of Palumbo Properties' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Palumbo Properties' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Palumbo Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                         /s/ Coopers & Lybrand L.L.P.
                         ----------------------------
                         COOPERS & LYBRAND L.L.P.



Rochester, New York

December 23, 1997


Palumbo Properties
Statement of Revenues and Certain Expenses
(In Thousands)


                                 Nine Months
                                       Ended
                               September 30,        Year Ended
                                        1997      December 31,
                                 (Unaudited)              1996
                               -------------      ------------
Revenues:
     Rental income                    $1,510            $2,008
     Other income                          9                13
                                      ------            ------

                                       1,519             2,021
                                      ------            ------

Certain expenses:
     Property operating
          and maintenance                630               759
     Real estate taxes                   251               534
                                      ------            ------

                                         881             1,293
                                      ------            ------

Revenues in excess of
     certain expenses                 $  638            $  728
                                      ======            ======



The accompanying note is an integral part of the financial statement.

1.   Basis of Presentation and Summary of Significant Accounting
     Policies

Business

The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Palumbo Properties, a residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

The Company, through its subsidiary Home Properties of New York,
L.P., acquired 100% of the real estate of Palumbo Properties, a 452 unit apartment community located in Buffalo, New York, on October 16, 1997.

Basis of Presentation

The accompanying financial statement is not representative of the actual operations of Palumbo Properties for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of Palumbo Properties.
Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Palumbo Properties. The Company is not aware of any material factors relating to Palumbo Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement

The accompanying interim unaudited statement of revenues and certain expenses for the nine months ended September 30, 1997 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1997
                    (Unaudited, In Thousands)


This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Palumbo Properties on September 30, 1997. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Palumbo Properties and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Palumbo Properties have been made.


                                                 As of September 30, 1997
                                  -----------------------------------------------------
                                         Home
                                   Properties
                                       of New    Palumbo       Pro Forma
                                         York Properties     Adjustments          Company
                                     Inc. (A)        (B)             (C)        Pro Forma
                                   ----------  ---------  --------------        ---------
ASSETS
Real estate, net                     $340,647     $1,569         $ 9,731 (D)     $351,947
Cash and cash equivalents               1,123      1,123
Other assets                           52,944                        250 (E)       53,194
                                     --------     ------         -------         --------
Total assets                         $394,714     $1,569         $ 9,981         $406,264
                                     ========     ======         =======         ========

LIABILITIES
Mortgage notes payable               $160,401     $              $               $160,401
Line of credit                         32,100                     11,550           43,650
Other liabilities                      12,068                                      12,068
                                     --------     ------         -------         --------
Total liabilities                     204,569                     11,550          216,119
                                     --------     ------         -------         --------

Minority interest                      78,972                                      78,972
                                     --------     ------         -------         --------

STOCKHOLDERS' EQUITY
Common stock                               76                                          76
Additional paid-in capital            131,594                                     131,594
Accumulated deficit                   (17,963)     1,569          (1,569) (F)     (17,963)
Treasury stock, at cost                 ( 426)                    (  426)
Officer and Director notes for
stock purchases                       ( 2,108)                                    ( 2,108)
                                     --------     ------         -------         --------
Total stockholders' equity            111,173      1,569          (1,569)         111,173
                                     --------     ------         -------         --------
Total liabilities and
stockholders' equity                 $394,714     $1,569         $ 9,981         $406,264
                                     ========     ======         =======         ========


                HOME PROPERTIES OF NEW YORK, INC.
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1997
                    (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1997 as reported on Form 10-Q.

     The Company's historical unaudited consolidated balance sheet includes the balance sheet of Woodgate Place (acquired June 30, 1997), Mid-Island Estates (acquired July 1, 1997), and 1600 East Avenue Apartments (acquired September 18,
     1997).  The acquisitions were recorded as follows:


                                              Appliances   Other   Mortgage       (1)
                            Land  Building   & Equipment  Assets    Assumed       Net
                           -----  --------   -----------  ------   --------       ---
     Woodgate Place          480     3,650           120     233   ( 3,488)  (   995)
     Mid-Island Estates    4,176     6,242           232     227   ( 6,675)  ( 4,202)
     1600 East Avenue      1,000     8,336           164     165         -   ( 9,665)
                           -----    ------           ---     ---   --------  --------
     Total                 5,656    18,228           516     625   (10,163)  (14,862)
                           =====    ======           ===     ===   ========  ========


     (1) Funded with Company's line of credit.

(B) Reflects the Palumbo Properties historical balance sheet as of September 30, 1997 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of the Palumbo Properties, acquired on October 16, 1997 for $11,300. The purchase price was allocated $1,484 to land, $452 to appliances and equipment and $9,364 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price of $11,300 over the historical sellers's cost basis of $1,569.

(E) Reflects the net other closing adjustments recorded as other assets.

(F)  Represents historical seller's capital account zeroed out.

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
   (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 is presented as if the acquisitions of Woodgate Place, Mid-Island Estates, 1600 East Avenue Apartments and the Palumbo Properties had occurred on January 1, 1996. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of 1600 East Avenue Apartments and the Palumbo Properties and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of Woodgate Place, Mid-Island Estates, 1600 East Avenue Apartments and the Palumbo Properties have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.


                                                      For the Nine Months Ended September 30, 1997
                                ---------------------------------------------------------------------------------------
                                                                              Woodgate
                                   Home Properties  1600 East     Palumbo      Place &
                                 of New York, Inc.     Avenue  Properties   Mid-Island    Pro Forma         Company
                                    Historical (A)   Apts.(B)         (C)  Estates (D)        Adjmt       Pro Forma
                                 -----------------  ---------  ----------  -----------    ---------       ---------
Revenues:
  Rental income                            $41,486     $1,404      $1,510       $1,431      $             $  45,831
  Property other income                      1,223         33           9           12                        1,277
  Other income                               2,398                                                            2,398
                                           -------     ------      ------       ------      -------       ---------
Total revenues                              45,107      1,437       1,519        1,443                       49,506
                                           -------     ------      ------       ------      -------       ---------
Expenses:
  Operating and maintenance                 20,692        676         881          744                       22,993
  General and administrative                 1,306                                                            1,306
  Interest                                   7,737                                            1,692 (E)       9,429
  Depreciation and amortization              7,447                                              574 (F)       8,021
                                           -------     ------      ------       ------      -------       ---------
Total expenses                              37,182        676         881          744        2,266          41,749
                                           -------     ------      ------       ------      -------       ---------
Income before loss on
  disposition of property and
  minority interest                          7,925        761         638          699       (2,266)          7,757

Loss on disposition of property              2,155                                                            2,155
                                           -------     ------      ------       ------      -------       ---------
Income before minority interest            $ 5,770      $ 761      $  636       $  699      ($2,266)          5,602
                                           =======     ======      ======       ======      =======
Minority interest of Unit
holders                                                                                                       1,745
                                                                                                          ---------

Net income                                                                                                  $ 3,857
                                                                                                          =========
Net income per common share                                                                                  $ 0.56
                                                                                                          =========
Weighted average number of
shares outstanding                                                                                        6,916,434
                                                                                                          =========


                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996
   (Unaudited, In Thousands, Except Share and Per Share Data)


                                                       For the Year Ended December 31, 1996
                                                                              Woodgate
                                   Home Properties  1600 East     Palumbo      Place &
                                 of New York, Inc.     Avenue  Properties   Mid-Island  Pro Forma         Company
                                    Historical (A)   Apts.(B)         (C)  Estates (D)      Adjmt       Pro Forma
                                 -----------------  ---------  ----------  -----------  ---------       ---------
Revenues:
 Rental income                             $42,214     $1,894      $2,008       $2,824                  $  48,940
 Property other income                       1,025         26          13           21                      1,085
 Other income                                2,431                                                          2,431
                                           -------     ------      ------       ------    -------       ---------
Total revenues                              45,670      1,920       2,021        2,845                     52,456
                                           -------     ------      ------       ------    -------       ---------

Expenses:
 Operating and maintenance                  21,859        932       1,293        1,458                     25,542
 General and administrative                  1,482                                                          1,482
 Interest                                    9,208                                          2,677 (E)      11,885
 Depreciation and amortization               8,077                                            884 (F)       8,961
                                           -------     ------      ------       ------    -------       ---------

Total expenses                              40,626        932       1,293        1,458      3,561          47,870
                                           -------     ------      ------       ------    -------       ---------

Income before minority interest            $ 5,044      $ 988       $ 728       $1,387    ($3,561)          4,586
                                           =======     ======      ======       ======    =======

Minority interest                                                                                             816
                                                                                                        ---------

Net income                                                                                              $   3,770
                                                                                                        =========

Net income per common share                                                                                 $0.67
                                                                                                        =========
Weighted average number of
 shares outstanding                                                                                     5,601,027
                                                                                                        =========


                HOME PROPERTIES OF NEW YORK, INC.
     NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
              FOR THE YEAR ENDED DECEMBER 31, 1996
                    (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the nine months ended September 30, 1997 and the historical consolidated statement of operations for the Company for the year ended December 31, 1996.

(B) Reflects the historical revenues and certain expenses of 1600 East Avenue Apartments which were not owned by the Company for the period January 1, 1997 through September 17,
     1997 and for the year ended December 31, 1996.

(C) Reflects the historical revenues and certain expenses of the Palumbo Properties which were not owned by the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996.

(D) Reflects the combined historical revenues and certain expenses of Woodgate Place and Mid-Island Estates which were not owned by the Company for the period January 1, 1997 through June 30, 1997 and for the year ended December 31, 1996.

(E) Reflects the increase related to debt borrowed to finance the acquisitions. The interest is calculated as follows:

                                                  Interest
                                             -------------------
                                  Principal
     Amortizing mortgage:           Balance  9 mos.      12 mos.
                                  ---------  ------     --------
     Woodgate Place
     at 7.865% (for the period
     1/1/97-6/30/97)                $ 3,488    $137         $274

     Mid-Island Estates
     at 7.5% (for the period
     1/1/97-6/30/97)                  6,675     251          501
                                    -------  ------       ------
                                     10,163     388          775
                                    -------  ------       ------
     Line of credit average
     of 7.20%:

     1600 East Avenue Apartments
     (for the period
     1/1/97-9/17/97)                  9,665     493          696

     Palumbo Properties
     (for the period
     1/1/97-9/30/97)                 11,550     624          832

     Woodgate Place and
     Mid-Island Estates
     (for the period
     1/1/97-6/30/97)                  5,197     187          374
                                    -------  ------       ------
                                     26,412   1,304        1,902
                                    -------  ------       ------

                                    $36,575  $1,692       $2,677
                                    =======  ======       ======


     The historical consolidated statement of operations for the Company for the year ended December 31, 1996 needs twelve months worth of interest on each loan associated with the acquisition.

(F) Reflects depreciation and amortization related to the acquisition. See Notes A and C on page 12 for further information on useful lives of these assets.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  December 30, 1997

                    By:  /s/ David P. Gardner
                         ---------------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer

                    Date:  December 30, 1997

                    By:  /s/ David P. Gardner
                         ---------------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer
                         Treasurer

                HOME PROPERTIES OF NEW YORK, INC.

                          EXHIBIT INDEX


Exhibit 23.0 - Consent of Coopers & Lybrand L.L.P.